Execution Version

COMMODITY POOL OPERATOR DELEGATION AGREEMENT

This Commodity Pool Operator Delegation Agreement (this “Agreement”), dated as of December 5, 2016, is made by and between Frontier Fund Management LLC, a Delaware limited liability company (the “Delegating CPO”), and Wakefield Advisors, LLC, a Delaware limited liability company (the “Designated CPO”), with respect to each commodity pool for which the Delegating CPO serves as the commodity pool operator as set forth on Schedule 1 hereto (each, a “Scheduled Pool’).

RECITALS

WHEREAS, with respect to each Scheduled Pool that it operates, the Delegating CPO wishes to delegate to the Designated CPO all of the Delegating CPO’s commodity pool operator (“CPO”) rights, responsibilities and obligations, including, without limitation, (i) CPO registration and compliance obligations, including, without limitation, any exemptive filing and maintenance requirements, and any and all associated obligations to comply with the U.S. Commodity Exchange Act, as amended (“CEA”), and Commodity Futures Trading Commission (“CFTC”) rules and regulations, as applicable, (ii) day-to-day responsibilities with regard to operating the Scheduled Pools, including, but not limited to, the solicitation of pool participants, the supervision of all business of the Scheduled Pools relating to commodity interests (including management of all property of the Scheduled Pools), and maintenance of all books and records for the Scheduled Pools, and (iii) all investment management authority with respect to the Scheduled Pools (provided, however, that this shall not preclude appointment of one or more third parties to serve as investment manager(s) of the Scheduled Pools) ((i), (ii) and (iii) collectively, the “CPO Obligations”); and

WHEREAS, the Designated CPO wishes to assume all CPO Obligations of the Delegating CPO with respect to the Scheduled Pools;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Delegating CPO and the Designated CPO hereby agree as follows:

1.	Representations, Warranties and Covenants of the Parties.

(a)    Each party hereto represents and warrants that (i) it has the capacity and authority to enter into this Agreement; (ii) this Agreement has been duly and validly authorized, executed and delivered on such party’s behalf and is a valid and binding agreement of such party enforceable in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement shall not breach any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which would materially limit or affect the performance of its duties under this Agreement.

(b)    The Delegating CPO hereby represents and warrants that it is legally permitted to delegate the CPO Obligations with respect to the Scheduled Pools, and it is not subject to a statutory disqualification under CEA Section 8a(2) or 8a(3).

(c)    The Designated CPO hereby represents and warrants that it is qualified to serve as the CPO of the Scheduled Pools.

(d)    Unless otherwise excluded or exempt from CPO registration under the CEA and/or applicable CFTC regulations, the Designated CPO hereby represents and warrants that it is registered as a CPO with the CFTC and is a member of the National Futures Association (“NFA”) in such capacity as of the date hereof, and the Designated CPO covenants that it shall (i) unless otherwise excluded or exempt from CPO registration under the CEA, remain registered as a CPO and a member of the NFA in such capacity throughout the term of this Agreement, and (ii) immediately notify the Delegating CPO in the event that it ceases to be registered as a CPO or a member of the NFA in such capacity. Failure of the Designated CPO to comply with this Section 1(d) shall result in the immediate termination of this Agreement with respect to all parties.

2.      Appointment of the Designated CPO; Acceptance of Appointment and Assumption of Rights. Obligations and Liabilities.

With respect to each Scheduled Pool operated by the Delegating CPO:

(a)    the Delegating CPO hereby delegates to the Designated CPO all CPO Obligations; and

(b)    the Designated CPO hereby (i) accepts the delegation of the CPO Obligations from the Delegating CPO, (ii) agree to comply with all applicable CPO Obligations in lieu of the Delegating CPO for so long as the Delegating CPO would otherwise be required to comply with such CPO Obligations, and (iii) subject to Section 4 below, assume all rights, obligations and liabilities associated with the assumption of such CPO Obligations.

3.	Fees and Expenses.

The Designated CPO shall not receive any fees or remuneration from the Delegating CPO in connection with the performance of its obligations under this Agreement.

4.	Liability.

With respect to each Scheduled Pool, the Designated CPO hereby undertakes to be jointly and severally liable for any violation of the CEA or the CFTC’s regulations by the other party in connection with the operation of such Scheduled Pool.

5.	Term.

Except as provided in Section 1(d) above, with respect to the Delegating CPO, this Agreement shall remain in effect until it is terminated in writing by the Delegating CPO or by the Designated CPO upon 90 days’ prior written notice to the other party, or such lesser notice as the parties may mutually agree upon.

6.	Notices.

Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address set forth below, or shall be sent to such party by prepaid first-class mail, facsimile or electronic mail:

if to the Delegating CPO:

Frontier Fund Management LLC
25568 Genesee Trail Road
Golden, CO 80401
Attn: Patrick Hart
Facsimile: (303) 454-8154
Email: patrick.hart@wakefieldfunds.com

if to the Designated CPO:

Wakefield Advisors, LLC
25568 Genesee Trail Road
Golden, CO 80401
Attn: Patrick Kane
Facsimile: (303) 454-8154
Email: patrick.kane@wakefieldfunds.com

if to a Scheduled Pool:

[Name of Scheduled Pool]
c/o Wakefield Advisors, LLC
25568 Genesee Trail Road
Golden, CO 80401
Attn: Patrick Kane
Facsimile: (303) 454-8154
Email: patrick.kane@wakefieldfunds.com

7.	Confidentiality.

Except as otherwise required by law or legal process, the Designated CPO shall keep confidential all records and other information provided to the Designated CPO by the Delegating CPO, all records of each Scheduled Pool, and all other records generated by the Designated CPO in connection with the performance of the CPO Obligations.

8.	Entire Agreement.

This Agreement supersedes any and all previous understandings and agreements (oral or written) relating to the subject matter hereof).

9.	Amendments and Waivers.

No amendment or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, will be effective unless it is in writing and signed by all parties, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement will operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

10.	Transfer.

This Agreement will be binding on, and will inure to the benefit of, each party and its successors and permitted assigns. However, no party may assign, sell, delegate, transfer, pledge, or otherwise dispose of or encumber, its rights, interests, or obligations under this Agreement without the prior written consent of all other parties and without compliance with applicable law.

11.	Governing Law; Jurisdiction.

This Agreement will be governed by, and construed and enforced in accordance with, the law of the State of Colorado.

12.	Captions.

The headings and captions in this Agreement are for convenience only, and will not affect the interpretation or construction of this Agreement.

13.	Effectiveness; Counterparts.

This Agreement will become effective as of the Execution Date when it has been fully executed and delivered by all parties. Delivery of an executed signature page of this Agreement by facsimile or electronic mail will be effective as delivery of a manually executed signature page. This Agreement may be executed in counterparts, with each counterpart constituting an original instrument and all counterparts together constituting one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first above written.

DELEGATING CPO:

FRONTIER FUND MANAGEMENT LLC

By:
Name:	Patrick F. Hart III
Title:	President and CEO

DESIGNATED CPO:

WAKEFIELD ADVISORS, LLC

By:
Name:	Patrick J. Kane
Title:	Chairman

(Signature Page to CPO Delegation Agreement)

Schedule 1

Scheduled Pools

Name of Scheduled Pool
Frontier Trading Company I LLC
Frontier Trading Company II LLC
Frontier Trading Company XV LLC
Frontier Trading Company XXXIV LLC
Frontier Trading Company XXXV LLC
Frontier Trading Company XXXVII LLC
Frontier Trading Company XXXVIII LLC
Frontier Trading Company XXXIX LLC

 Sch. 1-1